                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ALLIED CAPITAL CORPORATION II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                            [ALLIED CAPITAL LOGO]


                         ALLIED CAPITAL CORPORATION II

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

The 1997 Annual Meeting of Stockholders of Allied Capital Corporation II (the "Company") will be held in the Montgomery Room at The Residence Inn by Marriott, 7335 Wisconsin Avenue, Bethesda, Maryland 20814 on May 2, 1997 at 10:00 a.m. for the following purposes:

         1. To elect seven directors of the Company to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

         2. To ratify the selection of Matthews, Carter and Boyce, P.C. to serve as independent public accountants for the Company for the year ending December 31, 1997.

         3. To consider and approve an amendment to the Company's Stock Option Plan (the "Plan").

         4. To transact such other business as may properly come before the meeting.

The Board of Directors of the Company has fixed the close of business on March 14, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof. The Company's stock transfer books will not be closed.


                                        By order of the Board of Directors




                                        Tricia Benz Daniels
                                        Secretary
March 26, 1997



================================================================================


                         VOTING YOUR PROXY IS IMPORTANT

THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY ATTEND THE MEETING AND VOTE THEIR SHARES IN PERSON.


================================================================================

                         ALLIED CAPITAL CORPORATION II
                       C/O ALLIED CAPITAL ADVISERS, INC.
                         1666 K STREET, NW, NINTH FLOOR
                             WASHINGTON, DC  20006

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Allied Capital Corporation II (the "Company") for use at the Company's 1997 Annual Meeting of Stockholders (the "Meeting") to be held on May 2, 1997 at 10:00 a.m. in the Montgomery Room at The Residence Inn by Marriott, 7335 Wisconsin Avenue, Bethesda, Maryland 20814, and at any adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company's Annual Report to Stockholders for the year ended December 31, 1996 are first being sent to stockholders on or about March 26, 1997.

If the accompanying proxy card is properly signed and dated and is received in time for the Meeting, those shares held of record by you (e.g., those shares registered directly in your name) will be voted as specified on that proxy card. If no instructions are given on that proxy card, the shares covered thereby will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record may revoke a proxy at any time before it is exercised by so notifying the Secretary of the Company in writing at the above address, by submitting a properly executed, later-dated proxy or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously executed and returned a proxy card. If your shares are held for your account by a broker, bank or other institution or nominee ("Broker Shares"), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee that you present at the Meeting.

VOTING

On March 14, 1997, there were 7,604,016 shares of the Company's common stock outstanding. The stockholders entitled to vote at the Meeting are those of record on that date. Each share of the Company's common stock is entitled to one vote.

A majority of the shares entitled to vote at the Meeting constitutes a quorum. If a share is represented in person or by proxy for any purpose at the Meeting, it is deemed to be present for quorum purposes. Abstentions and Broker Shares that are voted on any matter at the Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the Meeting and on those matters for which the broker, nominee or fiduciary has authority to vote. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies for such adjournment unless marked to be voted against any proposal for which an adjournment is sought to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

The seven nominees for election as directors who receive a plurality of the affirmative votes cast at the Meeting in person or by proxy in the election of directors will be so elected. Stockholders may not cumulate their votes. Votes that are withheld, abstentions and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast, and will have no effect on the election of directors.

The approval of the Plan requires the affirmative vote of the holders of a majority of the Company's outstanding shares present or represented at the Meeting or any adjournment thereof, if the holders of a majority of the shares entitled to vote at the Meeting are present or represented by proxy. Shares that are voted as abstentions will be counted among those shares represented at the Meeting for the purpose of calculating whether a quorum is present, and will have the effect of a vote against the proposal, since they will not be counted in favor of the proposal. Those shares that are intentionally not voted will not be included for the purpose of establishing a quorum.
Therefore, such non-voted shares could have the effect of giving additional weight to the shares of those shareholders who do choose to vote.

INFORMATION REGARDING THIS SOLICITATION

The expense of the Company's solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement and the accompanying notice of the Meeting and proxy card will be borne by the Company. The Company will request that brokers, nominees, fiduciaries and other persons holding shares in their names for others forward this Proxy Statement and certain accompanying material to their principals and request authority for the execution of a proxy. The Company will reimburse such persons for their expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone, facsimile transmission or telegram by director or officers of the Company or by regular employees of Allied Capital Advisers, Inc. ("Advisers"), without special compensation therefor.
Advisers, the Company's current investment adviser, has its offices at 1666 K Street, NW, Ninth Floor, Washington, D.C. 20006. The Company expects to retain Shareholder Communications Corporation to aid in the solicitation of proxies for the Meeting at an estimated fee of $3,500 plus reimbursement of out-of-pocket expenses.

BENEFICIAL OWNERSHIP OF COMMON STOCK

As of March 14, 1997 there were 7,604,016 shares outstanding. The Company knows of no person who owned more than 5% of its shares at that date. The following table sets forth certain information regarding the shares of the Company's common stock beneficially owned by: (i) each of the Company's directors; (ii) the four most highly compensated officers of Advisers ("named executive officers") who are also officers of the Company; (iii) David Gladstone, who served as the Company's Chief Executive Officer during 1996; and
(iv) all directors and executive officers as a group:

 Name and Address                                Number of Shares                    Percentage
 of Beneficial Owner(6)                        Owned Beneficially(1)                 Of Class(1)
 -------------------                           ------------------                    --------

 William L. Walton(2,3)                                         0                         0

 John D. Firestone(3)                                       7,681                         *

 Lawrence I. Hebert(3)                                      8,667                         *

 John I. Leahy(3)                                          11,500                         *

 John D. Reilly(3,5)                                       11,667                         *

 George C. Williams(3)                                     26,432                         *

 Smith T. Wood(3)                                           9,748                         *

 Katherine C. Marien(4)                                    12,905                         *

 John M. Scheurer(4)                                       15,168                         *

 Joan M. Sweeney(2,4)                                      27,448                         *

 G. Cabell Williams III(2,4)                               50,932                         *

 Name and Address                                Number of Shares                    Percentage
 of Beneficial Owner(6)                        Owned Beneficially(1)                 Of Class(1)
 -------------------                           ------------------                    --------

 David Gladstone                                           70,333                         *

 Directors and executive officers                         244,585                       3.2%
 as a group (11 in number)

--------------------
*   Less than 1%
(1) Based on a total of 7,604,016 shares of the Company's common stock issued and outstanding on March 14, 1997 and shares of the Company's common stock issuable upon the exercise of immediately exercisable stock options held by executive officers and directors in the amounts of 19,998 by Williams, 12,905 by Marien, 7,896 by Scheurer, 5,633 by Sweeney, 30,934 by Williams III, 6,667 by each of Messrs. Firestone, Hebert, Leahy, Reilly and Wood, and 11,266 by Gladstone; directors and executive officers as a group hold immediately exercisable stock options for a total of 114,071 shares.
(2) Executive officer
(3) Director
(4) "Named executive officer" for proxy reporting purposes
(5) Includes 3,000 shares held in a trust for Mr. Reilly's minor children, for which he does not serve as a trustee, and disclaims beneficial ownership.
(6) All directors and executive officers' addresses are care of Advisers, 1666
    K Street, NW, Ninth Floor, Washington, DC  20006.

                             ELECTION OF DIRECTORS

At the Meeting, stockholders will be asked to elect seven directors, constituting the entire membership of the Board of Directors of the Company, to serve until the next Annual Meeting of Stockholders or until their successors have been elected and qualified. All such nominees have consented to be named as such in this Proxy Statement and to serve as directors if elected.

If they are elected as directors, it is expected that the Company will vote to cause some or all directors also to serve as directors of the Company's wholly owned subsidiaries, Allied Investment Corporation II and Allied Financial Corporation II.

A stockholder using the enclosed form of proxy can vote for or withhold his or her vote from any or all of the nominees. If the proxy card is properly executed but unmarked, it is the intention of the persons named as proxies to vote such proxy FOR the election of all the nominees named below. In the event that any of the nominees should decline or be unable to serve as a director, it is intended that the enclosed proxy will be voted for the election of such person or persons as are nominated as replacements. The nominees, their ages and principal occupations are as follows:

On February 1, 1997, David Gladstone, the Company's former Chairman and Chief Executive Officer stepped down from those positions. On February 12, 1997, the Board of Directors appointed William L. Walton as a director, and as Chairman and Chief Executive Officer. Mr. Gladstone resigned as a director on March 19, 1997 and will not stand for election to the Board of Directors. Mr. William F. Dunbar, who served as a director and as the Company's President, resigned on December 20, 1996 and will not stand for election to the Board of Directors. The director nominees, their ages and principal occupations are as follows:

WILLIAM L. WALTON(1,2)
  Age 47. Chairman and Chief Executive Officer of the Company and of Allied Capital Corporation, Allied Capital Lending Corporation, Allied Capital Commercial Corporation and Advisers since February 1997;

  President of the Company since November 1996; Manager of Allied Capital Midwest LLC since December 1996. Chief Executive Officer of Success Lab, Inc. (children's educational services) from 1993 to 1996; Chief Executive Officer of Language Odyssey (educational publishing and services) from 1992 to 1996; Managing Director of Butler Capital Corporation from 1987 to 1991. He has served as a director of Advisers since 1986 and has served as a director of the Company since February 1997.

GEORGE C. WILLIAMS(2,5)
  Age 70. Financial consultant since 1996; Director of Allied Capital Corporation, Allied Capital Commercial Corporation, Allied Capital Lending Corporation, Business Mortgage Investors, Inc. and Advisers; Manager of Allied Capital Mortgage LLC. He has been affiliated with Advisers and its managed entities from the later of 1964 or the inception of the relevant entity until May 1996. He served as President or Chairman and Chief Executive Officer of the Company from 1989 to 1991. He served as Vice Chairman until July 1996, and currently serves as a consultant to Advisers. He has served as a director of the Company since 1989.

JOHN D. FIRESTONE(3,4)
  Age 53. Partner of Secor Group since 1978; Director of Business Mortgage Investors, Inc. and Security Storage Company of Washington, D.C.; Senior Advisor to Gilbert Capital, Inc. He has served as a director since 1993.

LAWRENCE I. HEBERT(1,4)
  Age 50. Director and President of Perpetual Corporation (a holding and management company) since 1981; Vice Chairman (since 1983) and President (since 1984) of Allbritton Communications Company; President of Westfield News Advertiser, Inc. since 1988; Vice Chairman from 1990 to 1993 and Director of Riggs National Corporation; Vice President of University Bancshares, Inc. since 1975; Director of Riggs Bank Europe, Ltd. and Riggs Investment Management Corporation (RIMCO) since 1990. He has served as a director since 1989.

JOHN I. LEAHY(3)
  Age 66. President of Management and Marketing Associates (a management consulting firm) since 1986; President and Group Executive Officer, Western Hemisphere, Black & Decker Corporation; Director of Motorvac Technologies, Inc., Kar Kraft Systems, Inc., Cavanaugh Capital, Inc., Vision Hardware Group, The Wills Group, Thulman-Eastern Company and Gallagher Fluid Seals, Inc. He has served as a director since 1994.

JOHN D. REILLY(1,4)
  Age 54. President of Reilly Investment Corporation (project finance and investment company) since 1994; Executive Director of Reilly Mortgage Group from 1992 to 1994; Chairman of Reilly Mortgage Group from 1988 to 1992; Director of Allied Capital Commercial Corporation, Datavault Corporation, NHP Financial Services, Ltd., and Victory Housing, Inc.; Member of The Snite Museum of Art Advisory Council of the University of Notre Dame. He has served as a director since 1989.

SMITH T. WOOD(1,3)
  Age 49. Director and President of CyberSERV, Inc. (Internet systems and services) since 1995; Chairman of Seneca Corporation since 1995; President of Seneca Corporation from 1990-1995; Adjunct Professor at Georgetown University. He has served as a director since 1989.

--------------------
(1) Member of the Executive Committee
(2) Mr. Walton, as an officer of the Company and of Advisers, and Mr. Williams, as a shareholder of Advisers, are "interested persons" as defined by the Investment Company Act of 1940.
(3) Member of the Audit Committee
(4) Member of the Compensation Committee
(5) George C. Williams is the father of G. Cabell Williams III, a named executive officer of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ELECT THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors has established an Executive Committee, an Audit Committee and a Compensation Committee. During 1996, the Board of Directors held five regular meetings and five committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served.

The Executive Committee has and may exercise those rights, powers and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors, except where action by the Board is required by statute, an order of the Securities and Exchange Commission (the "Commission") or the Company's Articles of Incorporation or By-Laws. The Executive Committee met twice during 1996.

The Audit Committee recommends the selection of independent public accountants for the Company, reviews with such independent public accountants the planning, scope and results of their audit of the Company's financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews the annual financial statements of the Company and receives audit reports and financial statements of the Company. The Audit Committee met twice during 1996.

The Compensation Committee determines and issues stock option grants for officers of the Company under the Company's Stock Option Plan, which is the only form of compensation paid by the Company to its officers for serving as such. The Compensation Committee met once during 1996.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Under Commission rules applicable to business development companies, the Company is required to set forth certain information regarding its three most highly compensated executive officers who receive compensation from the Company in excess of $60,000. However, the Company has no employees and does not pay any cash compensation to any of its officers (other than directors' fees to those of its officers who are also directors). All of the Company's officers and staff are employed by Advisers, which pays all of their cash compensation. The Company, from time to time, grants stock options to its officers under the Company's Stock Option Plan. As described in "Compensation of Directors" below, the Company has also granted stock options to its non-officer directors under the Company's Stock Option Plan.

INCENTIVE STOCK OPTIONS

The following table sets forth as to: (i) the named executive officers; (ii) George C. Williams, who ceased to be an officer of Advisers and the Company during 1996, but who would have been a named executive officer but for the fact that he resigned during the calendar year; and (iii) David Gladstone, who served as the Company's Chief Executive Officer during 1996, the details relating to option grants in 1996 and the potential realizable value of each grant, as prescribed to be calculated by the Commission.

                                                      OPTION GRANTS DURING 1996

                                                                                        Potential realizable
                                                                                       value at assumed annual
                             Number of        Percent of                                 rates of stock price
                             securities     total options    Exercise                     appreciation over
                             underlying        granted      price per                      10-year term(1)
          Name            options granted       in 1996       share    Expiration date      5%       10%
          ----            ---------------      --------       -----    ---------------      --       ---

John M. Scheurer                 0                --            --           --            --          --

G. Cabell Williams III         11,266            6.2%         $17.75       5/9/06       $125,761    $318,703

                                                                                        Potential realizable
                                                                                       value at assumed annual
                             Number of        Percent of                                 rates of stock price
                             securities     total options    Exercise                     appreciation over
                             underlying        granted      price per                      10-year term(1)
          Name            options granted       in 1996       share    Expiration date      5%       10%
          ----            ---------------      --------       -----    ---------------      --       ---

Joan M. Sweeney                5,633             3.1%         $17.75       5/9/06       $62,880     $159,351

Katherine C. Marien            5,633             3.1%         $17.75       5/9/06       $62,880     $159,351

George C. Williams               0                --            --           --            --          --

David Gladstone                22,532            12.3%        $17.75       5/9/06       $251,522    $637,406

Current executive              45,064            24.6%        $17.75       5/9/06       $503,044   $1,274,812
officers as a group

Non-officer directors            0                 0            0             0            0           0
as a group

Non-executive officers         98,578            53.8%        $17.75       5/9/06      $1,100,414  $2,788,429
as a group

-----------------------
(1) Potential realizable value is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

                  OPTION EXERCISES AND FISCAL YEAR END VALUES

The following table sets forth the details of option exercises during 1996 and the values of those unexercised options at December 31, 1996.


                                                             Number of Securities
                                                            Underlying Unexercised       Value of Unexercised
                                                                    Option              In-the-Money Options
                                Shares                          as of 12/31/96             as of 12/31/96(2)
                               Acquired                        ---------------             ---------------
                                  on           Value
           Name                Exercise      Realized(1)   Vested       Unvested       Vested         Unvested
           ----                --------      --------      ------       --------       ------         --------

John M. Scheurer                     0              0        7,896            0       $ 16,625   $          0

G. Cabell Williams III               0              0       30,934       23,388        157,346         97,011

Joan M. Sweeney                      0              0        5,633            0         19,716              0

Katherine C. Marien                  0              0       12,905            0         74,255              0

George C. Williams                   0              0       19,998            0        124,988              0

David Gladstone                 19,999         61,966       11,266       62,176         39,431        321,250

------------------
(1) Value realized is calculated as the closing market price on the date of exercise, net of option exercise price but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.

(2) Value of unexercised options is calculated as the closing market price on December 31, 1996 ($21.25), net of the option exercise price, but before any tax liabilities or transaction costs. "In-the-Money" Options are options with an exercise price that is less than the market price as of December 31, 1996.

COMPENSATION OF DIRECTORS

During 1996, each director received a fee of $1,000 for each meeting of the Board of the Company and its wholly owned subsidiaries or each separate committee meeting attended and $500 for each committee meeting attended on the same day as a Board meeting. There is no duplication of directors' fees and expenses even though some directors also take action on behalf of the Company's wholly owned subsidiaries. Aggregate directors' fees for 1996 were $54,000.
In addition, on December 26, 1995 each non-officer director (Messrs. Hebert, Reilly, Wood, Leahy and Firestone) received a one-time grant of options to purchase 10,000 shares at the then-current market price ($17.75) pursuant to the Company's Stock Option Plan, which vest in equal increments over two years. The following table sets forth certain details of compensation paid to directors during 1996, as well as compensation paid for serving as a director of the two other investment companies with which the Company may be deemed to be related. Mr. Walton was appointed Chairman in February 1997 and, therefore, received no directors' fees during 1996.

                                                                Pension or retirement     Total compensation
                                     Aggregate compensation       benefits accrued         from Company and
                                             from                    as part of           related companies
 Name and position                       the Company(1)            Company expenses      paid to directors(2)
 -----------------                       -----------              -----------------      -----------------

 George C. Williams, Director                $5,000                        0                    $ 5,000

 John D. Firestone, Director                  8,000                        0                      8,000

 Lawrence I. Hebert, Director                 8,000                        0                      8,000

 John I. Leahy, Director                      6,000                        0                      6,000

 John D. Reilly, Director                     7,000                        0                      7,000

 Smith T. Wood, Director                      8,000                        0                      8,000

 David Gladstone, former
 Chairman, President and Chief
 Executive Officer                            7,000                        0                     20,000

--------------------
(1) Consists only of directors' fees.
(2) Includes amounts paid as compensation to directors by Allied Capital Corporation and Allied Capital Lending Corporation, which may be deemed to be related to the Company.

CERTAIN TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT

The Company is a party to an investment advisory agreement with Advisers. Pursuant to the investment advisory agreement, Advisers is entitled to be paid, on a quarterly basis, a fee equal to 0.625% (2.5% per annum) of the quarter-end value of the Company's invested assets, less interim investments, cash and cash equivalents, and 0.125% (0.5% per annum) of the quarter-end value of the Company's interim investments, cash and cash equivalents. For 1996, the Company paid approximately $2.4 million in investment advisory fees to Advisers.

Messrs. Walton and Williams own shares of Advisers, and their beneficial ownership of Advisers shares as of such date represented approximately 0.2%, and 3.4% of the Advisers shares then outstanding or deemed to be outstanding, including shares allocated to their Employee Stock Ownership Plan ("ESOP ") stock account through

December 31, 1996. Mr. Walton, the Company's Chairman, President and Chief Executive Officer and a nominee for election as a director, is the Chairman and Chief Executive Officer of Advisers and a nominee for re-election as a director of Advisers; Mr. Williams is a nominee for re-election as a director, and a nominee for re-election as a director of Advisers. Each officer of the Company is also an officer of Advisers.

INDEBTEDNESS OF MANAGEMENT

The following table sets forth certain information regarding indebtedness to the Company in excess of $60,000 of any person serving as a director or executive officer of the Company and of any nominee for election as a director at any time since January 1, 1996. All of such indebtedness results from loans made by the Company to enable officers to exercise stock options. The interest rate charged generally reflects the applicable federal rate on the date of the loan.

                                                       Highest Amount                       Amount Outstanding
     Name                Capacity in which Served       Outstanding        Interest Rate    at March 15, 1997
     ----                ------------------------       -----------        -------------       --------------

Jon A. DeLuca            Executive Vice President,        $ 99,990             5.91%             $ 99,990
                         Treasurer and Chief
                         Financial Officer

William F. Dunbar        Former President and Chief       $199,980             7.13%                    0
                         Operating Officer                 399,960             6.23%                    0
                                                           812,467             5.71%                    0
                                                           299,957             5.62%                    0

David Gladstone          Former Chairman of the           $100,007             6.48%             $ 99,862
                         Board and Chief Executive         499,950             5.79%              499,307
                         Officer                           199,980             6.21%              199,704

Joan M. Sweeney          Executive Vice President         $299,956             5.79%             $290,989

G. Cabell Williams III   Executive Vice President         $146,438             6.15%             $146,438
                                                           144,845             6.22%              144,845

COMPLIANCE WITH REPORTING REQUIREMENTS OF SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, executive (and certain other) officers, directors of the Company's investment adviser, and any persons holding 10% or more of its common stock are required to report their beneficial ownership and any changes therein to the Commission, the National Association of Securities Dealers, Inc. and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company's review of Forms 3, 4 and 5 filed by such persons, the Company has identified no deficiencies in the filing of reports pursuant to Section 16(a) of the Securities Exchange Act of 1934 in its most recent fiscal year except as to one filing. Mr. Swep Davis, as a newly appointed director of Advisers in November, filed a Form 3 late that indicated he owned no shares of the Company.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The disinterested members of the Board of Directors have selected Matthews, Carter and Boyce, P.C. as independent public accountants for the Company for the year ending December 31, 1997. This selection is subject to ratification or rejection by the stockholders of the Company. If the stockholders ratify the selection of Matthews, Carter and Boyce, P.C. as the Company's accountants, they will also be the independent public accountants for all subsidiaries of the Company.

Matthews, Carter and Boyce, P.C. has served as independent public accountants for the Company since its organization in 1989 and have no financial interest in the Company.

It is not expected that a representative of Matthews, Carter and Boyce, P.C. will be present, or available to answer questions, at the Meeting, but a representative would have an opportunity to make a statement if he or she chose to attend.

The expense recorded during the fiscal year ended December 31, 1996 for the professional services provided to the Company by Matthews, Carter and Boyce, P.C. consisted of fees for audit services (which included examination of the consolidated financial statements of the Company and its subsidiaries and review of the filings by the Company of reports and registration statements) and for non-audit services, the fees for which aggregated approximately 21% of the fees for audit services. The non-audit services, which were arranged for by management without prior consideration by the Board of Directors, consisted of non-audit related consultation and the preparation of tax returns for the Company and its subsidiaries.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF MATTHEWS, CARTER AND BOYCE, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.


               APPROVAL OF AN AMENDMENT TO THE STOCK OPTION PLAN

The following discussion of the Stock Option Plan, as amended (the "Plan") is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit A.

On May 17, 1990, the Company's shareholders approved a Stock Option Plan, under which an aggregate of 346,200 shares were reserved for grant to officers of the Company. On February 18, 1993, the Board of Directors approved an amendment to the Plan to increase the number of shares available under the Plan to 691,200 shares, which the shareholders approved on May 13, 1993. On February 17, 1994, the Board of Directors unanimously approved an amendment to the Plan to (a) allow grants of options to directors of the Company who are not officers of the Company or of the Company's investment adviser ("non-officer directors ") and
(b) increase the number of shares available under the Plan to 1,200,000 shares. This amendment was approved by shareholders on May 12, 1994 and, with respect to the granting of options to non-officer directors, approved by the Commission on December 26, 1995.

The proposed Plan amendments now being considered would (a) increase the number of shares available under the Plan by 414,213 shares from 1,200,000 shares to 1,614,213 shares, and (b) provide for the automatic vesting of options granted under the Plan in the event of a change of control of the Company. These proposed Plan amendments were approved by the Board of Directors, subject to shareholder approval, on February 12, 1997 and May 10, 1996, respectively.

As of March 14, 1997, options relating to 201,998 shares of the Company's common stock were available to be granted and a total of 523,301 shares underlying options were outstanding. As of that date, 7,604,016 shares of the Company's common stock were issued and outstanding. Based on that figure, if the Plan amendments are approved, the total number of shares on which options may be granted under the Plan would amount to approximately 15% of the outstanding shares on a fully diluted basis. In addition, all outstanding options granted under the Plan would become fully vested and immediately exercisable in the event of a change of control of the Company. For these purposes, a "change of control" is defined as the sale of substantially all of the Company's assets or the acquisition by any person, entity or group (excluding certain affiliates of the Company) of ownership (whether direct or indirect, beneficial or of record) of securities of the Company representing 20% or more of the voting power of the Company's then-outstanding common stock.

The purpose of the Plan is to advance the interests of the Company by providing directors and officers who have substantial responsibility for the direction and management of the Company with additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. The Company believes that it cannot attract or retain qualified officers and directors without this type of compensation.

The Plan is administered by the Compensation Committee (the "Committee") consisting of two or more "disinterested" members of the Company's Board of Directors in accordance with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The Committee determines and designates from time to time those key officers of the Company and those non-officer directors who are eligible to participate in the Plan. As of March 15, 1997, a total of 27 officers and non-officer directors were eligible to participate in the Plan.

The Committee may award incentive stock options (within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) or nonqualified stock options to participants under the Plan. Each non-officer director receives a one-time grant of a non-qualified option to purchase 10,000 shares upon his or her election as a director of the Company, which vests over a period of two years; such non-officer directors may not receive any other award under the Plan. Information about options granted under the Plan during 1996 to David Gladstone, the Company's former Chief Executive Officer, the named executive officers, executive officers as a group, non-executive officers as a group, and non-officer directors as a group is set forth in the Options Granted table on page 6. It is impossible to determine the amount of future options that will be received by particular participants because the grant of options under the Plan is within the Committee's discretion.

The Committee determines the number of shares to be offered from time to time to each optionee who is an officer of the Company. In making these determinations, the Committee takes into account the past service of the optionee to the Company, that officer's present and potential contributions to the success of the Company and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Plan. The options contain such terms and conditions as the Committee deems advisable, including but not limited to being exercisable only in such installments as the Committee may determine. Options granted to different optionees or at different times need not contain similar provisions.

The price at which a share may be purchased upon the exercise of an option will generally be equal to the then-current fair market value of the shares at the time an option is granted. However, with respect to options granted to any holder of 10% or more of the Company's shares, the price may not be less than 110% of the then-current fair market value of the shares on the day of grant. The day on which the Committee approves the granting of an option is considered the date on which such option is granted. The market value of the stock underlying the options as of March 19, 1997 was $20.87 per share.

The Committee determines, within limits, the period or periods of time within which the option may be exercised, in whole or in part, by the optionee. Accordingly, the option period of each option shall end, and the option shall cease to be exercisable, on the earliest of (i) the date specified in the option grant, (ii) ten years (or, in the case of incentive stock options awarded to a holder of 10% or more of the Company's shares, five years) from the date the option is granted, (iii) the last day of the two-month period beginning on the date on which the optionee ceases to be an officer or director of the Company for any cause other than death or total and permanent disability, or (iv) the first anniversary of the date on which the optionee ceases to be an officer or director of the Company as a result of the optionee's death or total and permanent disability. The time period during which an option may be exercised may be extended only upon the approval of the Committee but in no event shall an option term be extended beyond ten years from the date of the original grant (or five years, if such option has been awarded to a holder of 10% or more of the Company's shares). As noted above, if the amendments are approved, outstanding options will become fully vested and immediately exercisable in the event of a change of control of the Company, subject to certain limitations.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of certain federal income tax consequences of transactions under the Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or other tax consequences.

INCENTIVE STOCK OPTIONS. In general, no income will be recognized by an optionee and no deduction will be allowed to the Company with respect to the grant or exercise of an incentive stock option granted under the Plan. The difference between the exercise price and the fair market value of the shares of common stock on the date the option is exercised is, however, an adjustment item for the participant for purposes of the alternative minimum tax. When the stock received upon exercise of the option is sold, provided that the stock is held for more than two years from the date of grant of the option and more than one year from the date of exercise, the participant will recognize long-term capital gain or loss equal to the difference between the amount realized and the exercise price of the option related to such stock. If the above mentioned holding period requirements of the Code are not satisfied, the subsequent sale of stock received upon exercise of an incentive stock option is treated as a "disqualifying disposition." In general, the participant will recognize taxable income at the time of such disqualifying disposition as follows: (i) ordinary income in an amount equal to the excess of (A) the lesser of the fair market value of the shares of common stock on the date the incentive stock option is exercised or the amount realized on such disqualifying disposition over (B) the exercise price and (ii) capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the shares of common stock on the date the incentive stock option is exercised (or capital loss to the extent of any excess of the exercise price over the amount realized on disposition). Any capital gain or loss recognized by the participant will be long-term or short-term depending upon the holding period for the stock sold. The Company may claim a deduction at the time of the disqualifying disposition equal to the amount of ordinary income the participant recognizes.

NON-QUALIFIED STOCK OPTIONS. The grant of a non-qualified stock option under the Plan will not result in the recognition of taxable income to the participant or in a deduction to the Company. In general, upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. The Company is required to withhold tax on the amount of income so recognized, and is entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any shares of common stock received upon the exercise of a non-qualified stock option is taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

The approval of the amendment to the Plan requires the affirmative vote of the holders of a majority of the Company's outstanding shares present or represented at the Meeting or any adjournment thereof, if the holders of a majority of the shares entitled to vote at the Meeting are present or represented by proxy. Shares that are voted as abstentions will be counted among those shares represented at the Meeting for the purpose of calculating whether a quorum is present, and will have the effect of a vote against the proposal, since they will not be counted in favor of the proposal. Those shares that are intentionally not voted will not be included for the purpose of establishing a quorum. Therefore, such non-voted shares could have the effect of giving additional weight to the shares of those shareholders who do choose to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE STOCK OPTION PLAN, AS AMENDED.

                                 OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.

                      1998 ANNUAL MEETING OF STOCKHOLDERS

The Company expects that the 1998 Annual Meeting of Stockholders will be held in May 1998, but the exact date, time and place for the meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company no later than December 10, 1997 in order for the proposal to be considered for inclusion in the Company's proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the meeting.

                                                                       Exhibit A

                         ALLIED CAPITAL CORPORATION II
                               STOCK OPTION PLAN


1.  PURPOSE OF THE PLAN
     The purpose of this Stock Option Plan (this "Plan") is to advance the interests of Allied Capital Corporation II (the "Company") by providing to directors of the Company and to officers of the Company who have substantial responsibility for the direction and management of the Company additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company cannot attract or retain these officers and directors without this compensation. Options granted under this Plan may qualify as "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.  ADMINISTRATION
     This Plan shall be administered by a committee (the "Committee") comprised of at least two (2) members of the Company's Board of Directors who each shall
(a) be a "disinterested person," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, (b) have no financial interest in grants of stock options to officers of the Company under this Plan and (c) not be an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Act"), of the Company. The Committee shall interpret this Plan and, to the extent and in the manner contemplated herein, shall exercise the discretion reserved to it hereunder. The Committee may prescribe, amend and rescind rules and regulations relating to this Plan and to make all other determinations necessary for its administration. The decision of the Committee on any interpretation of this Plan or administration hereof, if in compliance with the provisions of the Act and regulations promulgated thereunder, shall be final and binding with respect to the Company, any optionee or any person claiming to have rights as, or on behalf of, any optionee.

3.  SHARES SUBJECT TO THE PLAN
     The shares subject to option and the other provisions of this Plan shall be shares of the Company's common stock, par value $1.00 per share ("shares"). Subject to the provisions hereof concerning adjustment, the total number of shares which may be purchased upon the exercise or surrender of stock options granted under this Plan shall not exceed 1,614,213 shares, which includes all shares with respect to which options have been granted or surrendered for payment in cash or other consideration pursuant to this Plan or predecessor forms of this Plan. In the event any option shall cease to be exercisable in whole or in part for any reason, the shares which were covered by such option, but as to which the option had not been exercised, shall again be available under this Plan. Shares may be made available from authorized, unissued or reacquired stock or partly from each.

4.  PARTICIPANTS
     (a) Officers. The Committee shall determine and designate from time to time those key officers of the Company who shall be eligible to participate in this Plan. The Committee shall also determine the number of shares to be offered from time to time to each optionee. In making these determinations, the Committee shall take into account the past service of each such officer to the Company, the present and potential contributions of such officer to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of this Plan; provided that the Committee shall determine that each grant of options to an optionee, the number of shares offered thereby and the terms of such option are in the best interests of the Company and its shareholders. The date on which the Committee approves the grant of an option to an officer of the Company shall be the date of issuance of such option;

provided, however, that if (1) any such action by the Committee does not constitute approval thereof by both (A) a majority of the Company's directors, who each has no financial interest in such action and (B) a majority of the Company directors who each is not an "interested person" as defined in Section 2(a)(19) of the Act of the Company and (2) such approval is then required by
Section 61(a)(3)(B)(i)(I) of the Act, then the grant of any option by such action shall not be effective, and there shall be no issuance of such option, until there has been approval of such action by (A) a majority of the Company's directors who each has no financial interest in such action and (B) a majority of the Company's directors who each is not an "interested person" of the Company, on the basis that such action is in the best interests of the Company and its shareholders, and the last date on which such required approval is obtained shall be the date of issuance of such option. The agreement documenting the award of any option granted pursuant to this paragraph 4(a) shall contain such terms and conditions as the Committee shall deem advisable, including but not limited to being exercisable only in such installments as the Committee may determine.

     (b) Non-Officer Directors. A one-time grant of options in accordance with the provisions of this paragraph (b) shall be made to each director of the Company who is not an officer of the Company or of the Company's investment adviser (a "non-officer director") who is serving at the later of (i) the date on which the proposal to make grants of options to non-officer directors is approved by the shareholders of the Company or (ii) the date on which the issuance of options pursuant to this Plan to non-officer directors is approved by order of the Securities and Exchange Commission pursuant to Section 61(a)(3)(B)(i)(II) of the Act. After the later of such dates, a one-time grant of options in accordance with the provisions of this paragraph (b) shall be made to each non-officer director other than any non-officer director who received a grant pursuant to the first sentence of this paragraph (b) upon his or her initial election as a director of the Company. Each grant pursuant to this paragraph (b) shall award the non-officer director an option to purchase ten thousand (10,000) shares at a price equal to the current fair market value of the shares at the date of issuance of such option; provided, that if any non-officer director then holds ten percent (10%) or more of the outstanding shares, the exercise price of such option shall not be less than one hundred ten percent (110%) of such current fair market value. The agreement documenting the award of any option granted pursuant to this paragraph 4(b) shall contain such terms and conditions as the Committee shall deem advisable; provided, however, that any such option shall vest in three annual installments (so that the recipient can first exercise the option with respect to not more than 3,333 shares on or after the date of issuance of such option, can exercise the option with respect to not more than an additional 3,333 shares on or after the first anniversary of the date of issuance of such option and can exercise such option with respect to the all of the shares covered thereby on or after the second anniversary of the date of issuance of such option).

     (c) General. Agreements evidencing options granted to different optionees or at different times need not contain similar provisions.

5.  OPTION PRICE
     Shares shall be optioned from time to time at a exercise price not less than the current fair market value as defined in paragraph 15(d) of this Plan of the shares at the date of issuance of such option; provided, that the exercise price of any option granted to a holder of 10% or more of the Company's shares shall not be less than 110% of such current fair market value.

6.  OPTION PERIOD
     Each option agreement shall state the period or periods of time within which the subject option may be exercised, in whole or in part, by the optionee which shall be such period or periods of time as may be determined by the Committee; provided, that the option period shall not exceed ten years from the date of issuance of the option and shall not exceed five years if the option is granted to a holder of 10% or more of the Company's shares.

7.  PAYMENT FOR SHARES
     Full payment for shares purchased shall be made at the time of exercising the option in whole or in part. Payment of the purchase price shall be made in cash (including check, bank draft or money order) or, if authorized pursuant to paragraph 9 hereof, by a loan from the Company in accordance with paragraph 9.

8.  TRANSFERABILITY OF OPTIONS
     Options shall not be transferable other than by will or the laws of descent and distribution, and during an optionee's lifetime shall be exercisable only by the optionee.

9.  LOANS BY THE COMPANY
     Upon the exercise of any option by an officer-optionee, the Company, at the request of the officer-optionee, and subject to the approval of both (a) a majority of the Company's directors who each has no financial interest in such loan and (b) a majority of the Company's directors who each is not an "interested person" as defined in Section 2(a)(19) of the Act of the Company on the basis that such loan is in the best interests of the Company and its stockholders (whether such approval is by the Committee or otherwise), may lend to such officer-optionee, as of the date of exercise, an amount equal to the exercise price of such option; provided, that such loan (a) shall have a term of not more than ten years, (b) shall become due within sixty days after the recipient of the loan ceases to be an officer of the Company, (c) shall bear interest at a rate no less than the prevailing rate applicable to 90-day United States Treasury bills at the time the loan is made, and (d) shall be fully collateralized at all times, which collateral may include securities issued by the Company. Loan terms and conditions may be changed by the Committee to comply with applicable IRS and SEC regulations.

10.  TERMINATION OF OPTION
     All rights to exercise options shall terminate sixty days after any optionee ceases to be a director or an officer of the Company for any cause other than death or total and permanent disability.

11.  RIGHTS IN THE EVENT OF TERMINATION OF SERVICE
     If an optionee's service as a director or officer is terminated for any reason other than death or total and permanent disability prior to expiration of his or her option and before such option is fully exercised, the optionee shall have the right to exercise the option during the balance of the 60-day period referred to in paragraph 10.

12.  RIGHTS IN THE EVENT OF TOTAL AND PERMANENT DISABILITY OR DEATH
     If an optionee becomes totally and permanently disabled or dies prior to expiration of the option without having fully exercised it, he or the executors or administrators or legatees or distributees of the estate, as the case may be, shall, have the right, from time to time within one year after the optionee's total and permanent disability or death and prior to the expiration of the term of the option, to exercise the option in whole or in part, as provided in the respective option agreement.

13.  EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN
     Subject to any required action by the shareholders of the Company and the provisions of applicable corporate law, the number of shares of represented by the unexercised portion of an option, the number of shares which has been authorized or reserved for issuance hereunder, and the number of shares covered by any applicable vesting schedule hereunder, as well as the exercise price of a share represented by the unexercised portion of an option, shall be proportionately adjusted for (a) a division, combination or reclassification of any of the shares of common stock of the Company or (b) a dividend payable in shares of common stock of the Company.

14.  GENERAL RESTRICTION

     Each option shall be subject to the requirement that, if at any time the Board of Directors shall determine, at its discretion, that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of the shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Subject to the limitations of paragraph 6, no option shall expire during any period when exercise of such option has been prohibited by the Board of Directors, but shall be extended for such further period so as to afford the optionee a reasonable opportunity to exercise his option.

15.  MISCELLANEOUS PROVISIONS
     (a) No optionee shall have rights as a shareholder with respect to shares covered by his option until the date of exercise of his option.

     (b) The granting of any option shall not impose upon the Company any obligation to appoint or to continue to appoint as a director or officer any optionee, and the right of the Company to terminate the employment of any officer or other employee, or service of any director, shall not be diminished or affected by reason of the fact that an option has been granted to such optionee.

     (c) Options shall be evidenced by stock option agreements in such form and subject to the terms and conditions of this Plan as the Committee shall approve from time to time, consistent with the provisions of this Plan. Such stock option agreements may contain such other provisions as the Committee in its discretion may deem advisable.

     (d) For purposes of this Plan, the fair market value of the shares shall be the closing sales price of the stock as quoted on the National Association of Securities Dealers Automated Quotation System for the date of issuance of such option, as provided herein. If the Company's shares are traded on an exchange, the price shall be the closing price of the Company's stock as reported in The Wall Street Journal for such date of issuance of an option.

     (e) The aggregate fair market value (determined as of the date of issuance of an option) of the shares with respect to which an option, or portion thereof, intended to be an incentive stock option is exercisable for the first time by any optionee during any calendar year (under all incentive stock option plans of the Company and subsidiary corporations) shall not exceed $100,000.

     (f) All options issued pursuant to this Plan shall be granted within ten years from the earlier of the date of adoption of this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) or the date this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) is approved by the shareholders of the Company.

     (g) No option may be issued if exercise of all warrants, options and rights of the Company outstanding immediately after issuance of such option would result in the issuance of voting securities in excess of 20% of the Company's outstanding voting securities.

     (h) A leave of absence granted to an employee does not constitute an interruption in continuous employment for purposes of this Plan as long as the leave of absence does not extend beyond one year.

     (i) Any notices given in writing shall be deemed given if delivered in person or by certified mail; if given to the Company at Allied Capital Corporation II, 1666 K Street, N.W., 9th Floor, Washington, D.C. 20006; and, if to an optionee, in care of the optionee at his or her last known address.

     (j) This Plan and all actions taken by those acting under this Plan shall be governed by the substantive laws of Maryland without regard to any rules regarding conflict-of-law or choice-of-law.

     (k) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

16.  CHANGE OF CONTROL
     In the event of a Change of Control (as hereinafter defined), all then-outstanding options will become fully vested and exercisable as of the Change of Control. For purposes of the Plan, "Change of Control" means the sale of substantially all of the Company's assets or the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act, or of record, of securities of the Company representing twenty percent (20%) or more in the aggregate voting power of the Company's then-outstanding Common Stock by any "person" (within the meaning of Sections 13(d) and 14(d) of the 1934 Act), including any corporation or group of associated persons acting in concert, other than (i) the Company or its subsidiaries and/or (ii) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of the Company or its subsidiaries, including a trust established pursuant to any such plan.

17.  AMENDMENT AND TERMINATION
     The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; provided, however, that no modification or revision of any material provision of this Plan may be made without shareholder approval except for such modifications or revisions which are necessary in order to ensure the options issued as incentive stock options under this Plan comply with Section 422 or any successor provision of the Code, applicable provisions of the Act or any exemptive order therefrom issued to the Company in connection with this Plan, Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or other applicable law. This Plan shall terminate when all shares reserved for issuance hereunder have been issued upon the exercise of options, by action of the Board of Directors pursuant to this paragraph, or on February 12, 2007, whichever shall first occur.

18.  EFFECTIVE DATE OF THE PLAN
     This Plan shall become effective upon (1) adoption by the Board of Directors and (2) approval of this Plan by the shareholders of the Company.

                                     PROXY
                         ALLIED CAPITAL CORPORATION II

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of ALLIED CAPITAL CORPORATION II (the "Company") appoints WILLIAM L. WALTON, GEORGE C. WILLIAMS and TRICIA B. DANIELS, or any of them, proxies with full power of substitution, to vote at the 1997 Annual Meeting of Stockholders of the Company to be held in the Montgomery Room of The Residence Inn by Marriott, 7335 Wisconsin Avenue, Bethesda, Maryland 20814 at 10:00 a.m., Friday, May 2, 1997, and any adjournment or adjournments thereof, the shares of Common Stock of the Company that the undersigned is entitled to vote, on all matters that may properly come before that meeting



         1.      FOR   -   WITHHOLD AUTHORITY   -   the election of all the
                 following nominees as directors for the ensuing year for Allied Capital Corporation II:

                          WILLIAM L. WALTON
                          GEORGE C. WILLIAMS
                          LAWRENCE I. HEBERT
                          JOHN D. REILLY
                          SMITH T. WOOD
                          JOHN D. FIRESTONE
                          JOHN I. LEAHY

INSTRUCTION: To withhold your vote for one or more individual nominees, write the names of each nominee with respect to whom you choose to withhold authority to vote in the space provided below.)

         2. To ratify the selection of Matthews, Carter and Boyce, P.C. to serve as independent public accountants for the Company for the year ending December 31, 1997.

         3. To consider and approve an amendment to the Company's Stock Option Plan.

         4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

YOU ARE URGED TO CAST YOUR VOTE BY MARKING THE APPROPRIATE BOXES. PLEASE NOTE THAT, UNLESS A CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES IDENTIFIED IN ITEM 1 AND FOR RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS DESCRIBED IN ITEM 2 AND FOR APPROVAL OF AN AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN DESCRIBED IN ITEM 3.

(Please mark, sign and return this proxy in the enclosed envelope.)



Signature               Date            Signature               Date
         ---------------    -----------          ---------------    ----------
                                                 IF HELD JOINTLY

Important: Please sign your name or names exactly as shown hereon and date your proxy in the blank space provided above. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer or partner.